Exhibit 99.1

InfuSystem Holdings, Inc. 31700 Research Park Drive Madison Heights, MI 48071 248-291-1210

CONTACT:	Joe Dorame, Joe Diaz & Robert Blum Lytham Partners, LLC 602-889-9700

INFUSYSTEM HOLDINGS, INC. ANNOUNCES

DATE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

MADISON HEIGHTS, MICHIGAN, February 27, 2019 — InfuSystem Holdings, Inc. (NYSE MKT: INFU) (“InfuSystem” or the “Company”), a leading national provider of infusion pumps and related services for the healthcare industry in the United States and Canada, announced that it will hold its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) on May 15, 2019 at 9:00 a.m. Central Time at the Company’s offices at 11130 Strang Line Rd., Lenexa, Kansas 66215.

Shareholders of record of InfuSystem common stock at the close of business on March 27, 2019 are entitled to notice of, and to vote at, the meeting. The Company expects the notice of the Annual Meeting and Definitive Proxy Statement will be mailed to stockholders on or about April 5, 2019. In addition, the Definitive Proxy Statement and 2018 Annual Report (“Form 10-K”) will also be available online at www.infusystem.com on the Investors page under the IR Calendar on or after April 5, 2019.

Because the expected date of the 2019 Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2018 annual stockholders’ meeting, the Company has set a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2019 Annual Meeting. To be considered for inclusion, such proposals must be received in writing by the Company before the close of business on March 11, 2019.

About InfuSystem Holdings, Inc.

InfuSystem Holdings, Inc. is a leading provider of infusion pumps and related services to hospitals, oncology practices and other alternate site healthcare providers.  Headquartered in Madison Heights, Michigan, the Company delivers local, field-based customer support and also operates Centers of Excellence in Michigan, Kansas, California, Massachusetts and Ontario, Canada. The Company’s stock is traded on the NYSE American under the symbol INFU.

Forward-Looking Statements

Statements made in this press release that are not historical facts are considered to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "should," "plan," "expect," "strategy," "future," "likely," variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying certain factors that could cause actual results to differ, perhaps materially, from those indicated by these forward-looking statements. Those factors, risks and uncertainties include, but are not limited to, our ability to capitalize on the growth opportunity resulting from a competitor's change to its product offerings as described above, potential changes in overall healthcare reimbursement, including CMS competitive bidding, sequestration, concentration of customers, increased focus on early detection of cancer, competitive treatments, dependency on Medicare Supplier Number, availability of chemotherapy drugs, global financial conditions, changes and enforcement of state and federal laws, natural forces, competition, dependency on suppliers, risks in acquisitions & joint ventures, U.S. Healthcare Reform, relationships with healthcare professionals and organizations, technological changes related to infusion therapy, dependency on websites and intellectual property, the ability of the Company to successfully integrate acquired businesses, dependency on key personnel, dependency on banking relations and covenants, and other risks associated with our common stock, as well as any litigation to which the Company may be involved in from time to time; and other risk factors as discussed in the Company's annual report on Form 10-K for the year ended December 31, 2017 and in other filings made by the Company from time to time with the Securities and Exchange Commission, including our quarterly reports on Form 10-Q. Our annual report on Form 10-K is available on the SEC's EDGAR website at www.sec.gov, and a copy may also be obtained by contacting the Company. All forward-looking statements made in this press release speak only as of the date hereof. We do not intend, and do not undertake any obligation, to update any forward-looking statements to reflect future events or circumstances after the date of such statements, except as required by law.

Additional information about InfuSystem Holdings, Inc. is available at www.infusystem.com.